Exhibit 99.1

Exhibit 99.1

March 2013 Ticker: HVB www.hudsonvalleybank.com

Safe Harbor Statement

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995:

This presentation contains various forward-looking statements with respect to earnings, credit quality and other financial and business matters within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-statements can be identified by words such as "expects," "anticipates," "intends," "believes," "estimates," "predicts" and words of similar import. The Company cautions that these forward-looking statements are subject to numerous assumptions, risks and uncertainties, and that statements relating to future periods are subject to uncertainty because of the increased likelihood of changes in underlying factors and assumptions. Actual results could differ materially from forward-looking statements.

Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements, include, but are not limited to, statements regarding: (a) our ability to comply with the formal agreement entered into with the Office of the Comptroller of the Currency (the "OCC") and any additional restrictions placed on us as a result of future regulatory exams or changes in regulatory policy implemented by the OCC or other bank regulators; (b) the OCC and other bank regulators may require us to further modify or change our mix of assets, including our concentration in certain types of loans, or require us to take further remedial actions; (c) the results of the investigation of A.R. Schmeidler & Co., Inc. by the Securities and Exchange Commission (the "SEC") and the Department of Labor (the "DOL") and the possibility that our management's attention will be diverted to the SEC and DOL investigations and settlement discussions and we will incur further costs and legal expenses; (d) the adverse affects on the business of A.R. Schmeidler & Co., Inc. and our trust department arising from a settlement with the SEC and DOL investigations; (e) the reduction or our inability to pay quarterly cash dividends to shareholders in light of our earnings, the current and future economic environment, Federal Reserve Board guidance, our Bank's capital plan and other regulatory requirements applicable to Hudson Valley or Hudson Valley Bank; (f) the possibility that we may need to raise additional capital in the future and our ability to raise such capital on terms that are favorable to us; (g) further increases in our non-performing loans and allowance for loan losses; (h) ineffectiveness in managing our commercial real estate portfolio; (i) lower than expected future performance of our investment portfolio; (j) a lack of opportunities for growth, plans for expansion (including opening new branches) and increased or unexpected competition in attracting and retaining customers; (k) continued poor economic conditions generally and in our market area in particular, which may adversely affect the ability of borrowers to repay their loans and the value of real property or other property held as collateral for such loans; (l) lower than expected demand for our products and services; (m) possible impairment of our goodwill and other intangible assets; (n) our inability to manage interest rate risk; (o) increased expense and burdens resulting from the regulatory environment in which we operate and our inability to comply with existing and future regulatory requirements; (p) our inability to maintain regulatory capital above the minimum levels Hudson Valley Bank has set as its minimum capital levels in its capital plan provided to the OCC, or such higher capital levels as may be required; (q) proposed legislative and regulatory action may adversely affect us and the financial services industry; (r) future increased Federal Deposit Insurance Corporation, or FDIC, special assessments or changes to regular assessments; (s) potential liabilities under federal and state environmental laws; (t) regulatory limitations on dividends payable by Hudson Valley or Hudson Valley Bank; (u) our inability to realize targeted reductions in non-interest expense; (v) our inability to consolidate or divest our Connecticut branches.

For a more detailed discussion of these factors, see the Risk Factors discussion in the Company's most recent Annual Report on Form 10-K, and subsequent Quarterly Reports on Form 10-Q. The forward-looking statements included in this presentation are made only as of the date hereof and the Company undertakes no obligation to update or revise any of its forward-looking statements.

Unless otherwise noted, information presented is from Company sources.

Hudson Valley Holding Corp. 1

A Differentiated Business Model

NOT A TRADITIONAL RETAIL COMMUNITY BANK

A customers “Community and Business their principals Bank” founded to focus on small and middle market commercial

Focus deposit on transaction targeted niche volume businesses, throughout entrepreneurs the Metro New and York professional area service firms with high

Low cost, core deposits = foundation of customer relationships

We commercial sell service, customers with a strong commitment to acting as a “private bank” to our niche

WE LEND WHERE WE LIVE

Providing prudent, conservatively underwritten loans in our home market

Stable accessible and to deep customers management team has extensive in market experience and is highly

Unique significant Metro opportunities NYC market for allows growth for competitive positioning with high touch service and

2

Metro New York Franchise

Branch Network County Level

Deposits

Branches US $000s

New York State

Westchester 18 $ 1,770,169

New York (Manhattan) 5 321,111

Bronx 4 194,924

Rockland 2 75,508

Kings (Brooklyn) 1 11,883

$2.9 billion commercial bank with 30 branches throughout Westchester, Rockland, the Bronx, Manhattan and Brooklyn in New York Largest bank headquartered in Westchester County Historic growth achieved by taking share from larger national bank competitors There are more than 34,000 small and middle market companies with revenues of $1 million or more in this market

Source: SNL Financial; deposit data as of 06/30/2012; branch count and map as of 12/31/2011

3

Our Mission is Unchanged

OUR METRO NYC SMALL AND MID SIZED COMMERCIAL CUSTOMERS REMAIN OUR FOUNDATION AND OUR PRIORITY

What changes is the number and diversity of products offered to serve them

OBJECTIVE IS TO GAIN COMPETITIVE ADVANTAGE WHILE MAINTAINING COMPLIANCE

More nimble in adapting to new environments, products, and competitors

More effectively serve our niche markets with an even broader array of customized products that meet their needs

4

Summary Financial Highlights

Twelve Months and Year Ended Dec 31

(Dollars in thousands, except per share amounts) 2011 2012 2012 (1)

Net Interest Income $117,859 $103,329 $103,329

Non Interest Income $18,900 $33,842 $17,907

Non Interest Expense $80,155 $82,538 $82,538

Net Income ($2,137) $29,181 $19,824

Diluted Earnings Per Share ($0.11) $1.49 $1.01

Dividends Per Share $0.64 $0.72 $0.72

Net Interest Margin 4.50% 3.88% 3.88% 3.76%

Return on Average Equity 0.72% 10.05% 6.82% VS. 9.48%

Return on Average Assets 0.08% 1.02% 0.70% PEERS: 0.89%

Efficiency Ratio 57.08% 66.71% 66.71% 65.30%

Tangible Common Equity Ratio 9.1% 9.3% 9.3% 8.4%

Average Assets $2,808,292 $2,849,669 $2,849,669

Average Net Loans $1,882,199 $1,636,097 $1,636,097

Average Deposits $2,396,934 $2,469,947 $2,469,947

Average Stockholders’ Equity $297,488 $290,486 $290,486

(1)	Excludes income from loan sales.

Peers = Median of US based, publicly traded commercial banks with assets between $1 $5 billion as of Dec 31, 2012.

5

Historical Profitability

RETURN ON AVERAGE ASSETS % RETURN ON AVERAGE EQUITY %

1.02

10.05

1.54 1.49 1.30 0.74 0.18 0.08 0.70 19.40 18.00 14.76 8.74 1.75 0.72 6.82

200620072008200920102011 2012 2006 2007 2008 2009 2010 2011 2012

Income from loan sale

6

Historical Profitability

PRE TAX PRE PROVISION DILUTED EARNINGS DILUTED EARNINGS PER SHARE

PER SHARE*

$2.78 $1.49

$3.64 $3.64 $3.84 $3.31 $2.58 $2.91 $1.97 $2.29 $2.31 $2.06 $1.24 $0.26 ($0.11) $1.01

2006 2007 2008 2009 2010 2011 2012 2006 2007 2008 2009 2010 2011 2012

Income from loan sale

Pre Tax Pre Provision Diluted Earnings per Share is a Non GAAP measure. See Appendix slide 48 for reconciliation

7

Asset Quality Measures Strengthen Balance Sheet

NONACCRUAL LOANS / TOTAL ASSETS % LOAN LOSS RESERVE / GROSS LOANS %

0.24 0.46 0.44 1.90 1.64 1.07 1.20 1.37 1.33 1.33 2.13 2.25 1.95 1.81

2006 2007 2008 2009 2010 2011 2012 2006 2007 2008 2009 2010 2011 2012

LOAN LOSS RESERVE / NONACCRUAL LOANS % NET CHARGEOFFS / AVERAGE NET LOANS %

301 162 200 76 89 103 76 0.04 0.07 0.39 0.47 2.70 3.85 0.77

2006 2007 2008 2009 2010 2011 2012 2006 2007 2008 2009 2010 2011 2012

Median of US based, publicly traded commercial banks with assets between $1 $5 billion as of Dec 31, 2012.

8

Strong Capital Position

TANGIBLE COMMON EQUITY / TANGIBLE ASSETS LEVERAGE RATIO %

%

7.4 7.9 7.3 10.1 10.0 9.1 9.3 7.7 8.3 7.5 10.2 9.6 8.8 9.3

2006 2007 2008 2009 2010 2011 2012 2006 2007 2008 2009 2010 2011 2012

TIER 1 RISK BASED CAPITAL RATIO % TOTAL RISK BASED CAPITAL RATIO %

12.3 12.6 10.1 13.9 13.9 11.3 16.5 13.5 13.8 11.3 15.2 15.2 12.6 17.7

2006 2007 2008 2009 2010 2011 2012 2006 2007 2008 2009 2010 2011 2012

Median of US based, publicly traded commercial banks with assets between $1 $5 billion as of Dec 31, 2012.

HUDSON VALLEY BANK’S PRIVATE BANKING MODEL

Hudson Valley’s Business Model

Commercial bank focused on small and middle market businesses, professional service firms and their principals they view us as their “private bankers”

Niche businesses synergistically compliment each other to form the core of HVB’s business model Relationship Focus high quality banking products and exceptional personal service

Efficiency is Key in High Touch Business Model

“PRIVATE BANK” BUSINESS MODEL SUCCEEDS BECAUSE OF:

Narrowly targeted niche business approach

Institutional focus fully directed to targeted segments no mass market efforts

High touch client RM relationships

Opportunity and incentive structure attracts talent from some of the best operators in the business

RMs are successful at attracting and retaining low cost, stable deposits and profitable loans

MAINTAINING EFFICIENT OPERATIONS IS KEY TO BALANCING COST OF A SERVICE ORIENTED MODEL

Small branch network

No centralized call center RMs & Branches are the first and only point of client contact

Non price sensitive core deposit base limits need for wholesale funding and expensive rate promotions

Referrals and Business Development Board provide low cost and effective marketing

Efficiency is Key in High Touch Business Model

OPTIMIZING BRANCH NETWORK AND EFFICIENCY

Consolidation or divestiture of six Connecticut locations, representing less than three percent of $2.5 billion in total deposits, with anticipated annual net savings in excess of $2 million by the middle of 2013

Targeted non interest expense reductions of approximately 5 percent year over year

How is HVB Different?

HUDSON VALLEY IS ABLE TO COMPETE IN A DENSE MARKET BECAUSE:

Will start small and work our way into lead bank position

Referral driven satisfied customers, Business Development Board Members & centers of influence

“Big Fish in Small Pond” treatment exceptional “above and beyond service” and easy access to decision makers

Decision makers who live and operate in the local market

Will customize products to meet specific customer needs

Provide networking opportunities to help customers grow their businesses

Relationship not transaction driven longer sales cycle

How HVB is Different

NICHE MARKET SEGMENTATION IS UNIQUE

We go to market in a very focused way

We add value by bringing specialized expertise to targeted customers and segments

“PRIVATE BANK” APPROACH

Service orientation and niche expertise is our focus

We are our clients’ private bankers, helping them meet all of their financial needs as a trusted partner

EXPERIENCE IN DENSE METRO NYC MARKET PRESENTS GROWTH OPPORTUNITIES

Opportunities are abundant

Small market share gains translate into large profitability gains

Our disciplined growth strategy will prioritize opportunities to deliver significant long term shareholder value

Branch Network Local Service & Execution

Low cost branch infrastructure supports core deposit franchise

Branch value grows with age deeper penetration into existing relationships and new referrals increase deposits per branch over time

December 2012 YTD Avg Deposit Balances per Branch

$140

12 Branches

$120

Millions $100 6 Branches $116.4

in

$80 $86.5

Deposits $60 7 Branches

$40 $52.2

5	Branches

Average $20

$19.2

$0

< 5 Yrs 5 10 Yrs 10 20 Yrs > 20 Yrs

Age of Branch

HVB Funding Advantage

Cost of Deposits

3.50%

3.00%

2.50%

2.00%

1.50%

1.00%

0.50%

0.00%

8Y Y

2002Y 2003Y 2004Y 2005Y 2006Y 2007Y 200 2009Y 2010Y 2011 2012Y

HVB National Peers

Peers = Median of US based, publicly traded commercial banks with assets between $1 $5 billion as of Dec. 31, 2012.

Historical Success in Outperforming Peers

OPERATING EXPENSE CONTROL HAS SUPPORTED A MID 50% EFFICIENCY RATIO OVER THE PAST FIVE YEARS

Reflects an efficient approach to collecting deposits, with minimal branch network

Stable, non price sensitive deposits support highly competitive deposit funding costs

Declining net interest income due to excess cash is primary driver for rising efficiency ratio in 2012

Excess cash on

balance sheet

Mid 50% efficiency ratio =

favorable to peers

Efficiency Ratio as reported by SNL.

Peers = Median of US based, publicly traded commercial banks with assets between $1 $5 billion as of Dec. 31, 2012.

Composition of Client Segments

HVB’S CLIENT RELATIONSHIPS ARE DIVERSIFIED ACROSS OUR NICHE SEGMENTS

AS OF DECEMBER 31, 2012

AVERAGE

DEPOSITS PER % OF STRATEGIC

% OF STRATEGIC % OF STRATEGIC CLIENT CLIENT

CLIENT TOTAL BANK RELATIONSHIP RELATIONSHIPS

SEGMENT RELATIONSHIPS DEPOSITS (IN THOUSANDS) WITH LOANS

Attorney 28% 20% $809 29%

Not for Profit 18% 15% $898 37%

Property

Managers/Real Estate

Investors 18% 25% $1,553 57%

Municipalities 2% 7% $3,959 7%

General Business 34% 21% $701 49%

TOTAL / AVERAGE 100% 88% $984

A Core Deposit Driven Franchise

Dec 31, 2011 Dec 31, 2012

DEPOSIT METRICS

HVB HVB PEERS(2)

Core Deposits / Total Deposits (1) 95% 96% 87%

Non Interest Bearing Deposits / 38% 41% 20%

Total Deposits

Deposits / Total Funding 97% 98% 92%

Loan / Deposit Ratio 64% 57% 77%

Cost of Total Deposits 36 bps 24 bps 79 bps

(1)	Core Deposits defined as total deposits less time deposits >$100,000.

(2) Peers = Median of US based, publicly traded commercial banks with assets between $1 $5 billion as of Dec 31, 2012.

A Core Deposit Driven Franchise

DEPOSIT COMPOSITION Dec 31, 2012 CORE FUNDING

100% 96%

88%

Demand, 90%

41%

80%

Savings, 5%

Money Time > $100m, 70% 74%

Market, 4%

60% 57%

34% Time < 1% $100m,

Checking with 50%

Interest, 15% 2006 2007 2008 2009 2010 2011 2012

Loan/Dep Ratio (1)

Core/Total Deposits(2)

TOTAL DEPOSITS $2,520 MILLION

(1)	Net loans excluding loans held for sale.
(2)	Core Deposits defined as total deposits less time deposits >$100,000.

Deposit Growth Drives Long Term Profitability

$2,500

OS ITS .5%

$2,000 CORE D 2 E C PAGR :12

2000 201 96.0%

$1,500 CORE

DEPOSITS (1)

VS.

$1,000 87.3% FOR

PEERS (2)

67.2% $500

CORE

DEPOSITS (1)

$0

$880 $888 $1,027 $1,125 $1,235 $1,408 $1,626 $1,813 $1,839 $2,173 $2,234 $2,425 $2,520

Dec Dec Dec Dec Dec Dec Dec Dec Dec Dec Dec Dec Dec

2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012

Demand Deposits Checking with Interest Money Market Accounts Savings Accounts

Time Deposits < $100m Time Deposits > $100m Brokered Deposits

(1) Core deposits defined as total deposits less time deposits > $100,000 and brokered deposits. December 2006 Includes approximately $127 million of deposits as part of New York National Bank acquisition

(2) Peers = Median of US based, publicly traded commercial banks with assets between $1 $5 billion as of Dec 31, 2012.

Strong Net Interest Margin

10% 9.46%

9%

8%

7%

6% 5.70%

5% 4.36%

3.96%

4%

VS.

3% 3.82%

2% 3.00% PEERS(1,2)

1%

0.24%

0%

2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012

Net Interest Margin (FTE) Yield on Loans Cost of Deposits Federal Funds Rate

(1)	Fully tax equivalent basis.

(2) Peers = Median of US based, publicly traded commercial banks with assets between $1 $5 billion as of Dec 31, 2012.

Revenue and Margin Compression

EXCESS CASH POSITION FROM 1Q12 LOAN SALES COMPRESSING NET INTEREST INCOME

Disciplined redeployment is underway and will take time

$ 33 6%

$ 31

5%

$ 29

millions) $ 27 3.66% 4%

3.34%

(in $ 25 $24.1

3%

Income $ 23 $22.4

Interest $ 21 2%

$ 19

Net 1%

$ 17

$ 15 0%

Q410 Q111 Q211 Q311 Q411 Q112 Q212 Q312 Q412

Net Interest Income NIM (FTE)

POSITIONED FOR

DEPLOYMENT AND DIVERSIFICATION

Balance Sheet Positioned for Diversification

December 31,

($ in Millions) 2009 2010 2011 2012

Cash and Cash Equivalents 219 356 78 828

Securities 522 460 521 455

Real Estate

Commercial 784 796 691 551

Construction 256 174 110 75

Residential 455 467 515 522

Commercial & Industrial 275 245 219 289

Other 27 33 29 22

Lease Financing 21 16 12 11

Total Loans (excl.HFS) 1,816 1,732 1,576 1,470

Deferred Loan Fees (4) (4) (4) (3)

Allowance for Loan Losses (39) (39) (31) (27)

Loans, Net (excl. HFS) 1,773 1,689 1,541 1,440

Total Assets 2,666 2,669 2,798 2,891

Deposits 2,173 2,234 2,425 2,520

Borrowings 177 124 70 51

Stockholders’ Equity 294 290 278 291

Redeployment Aimed at Balance Sheet Efficiency

Diversifying by simultaneously implementing three approaches

1.Asset purchases CURRENT

$65 Million in Residential ARMs purchased in 1Q12

Evaluating others

2.Loan participations with other institutions NEAR TERM

Building on HVB’s longstanding CRE participation experience by leveraging other institutions’ expertise and infrastructure for C&I and residential lending

Includes new relationships initiated in mid 2012 with

Large regional bank (for upper middle market and large corporate C&I)

Metro NYC peer bank (for A/R financing, mortgage warehouse financing, other non CRE)

3.Building internal ability to originate, underwrite and service non CRE credits NEAR & LONG TERM

Focus is new products for longstanding niche business and industry targets in metro NYC

New commercial lending including equipment leases, lines of credit, term loans, ABL, etc.

Complementary jumbo mortgage and HELOC products for RMs to offer commercial account principals

All while continuing to leverage historic strength in CRE underwriting to capitalize on solid demand from quality CRE credits

Growth Strategy

ORGANIC GROWTH IS OUR STRENGTH

We have been successful in going to market in a very focused way in the highly competitive Metro NYC commercial banking market

Larger bank M&A in the market provides opportunities to acquire new customers and new talent with intact books of business

Referrals and reputation for service have historically generated profitable, controlled growth in customers

Always seeking to grow sources of fee revenue

A.R. Schmeidler acquisition in 2004 is a good example of investing in a niche business with strong fee generating capabilities

Breadth and depth of niche business markets in Metro NYC provide unusually high growth opportunities compared to other areas of the U.S.

Opportunistic and targeted M&A could supplement organic growth in the future, particularly in fee income

Market Potential Example

AS OF DECEMBER 31, 2012

AVERAGE

DEPOSITS PER % OF STRATEGIC

% OF STRATEGIC % OF STRATEGIC CLIENT CLIENT

CLIENT TOTAL BANK RELATIONSHIP RELATIONSHIPS

SEGMENT RELATIONSHIPS DEPOSITS (IN THOUSANDS) WITH LOANS

Attorney 28% 20% $809 29%

Not for Profit 18% 15% $898 37%

Property Managers /

Real Estate Investors 18% 25% $1,553 57%

Municipalities 2% 7% $3,959 7%

General Business 34% 21% $701 49%

TOTAL / AVERAGE 100% 88% $984

HVB General Business Average Loan = $526,519 Businesses in Market > 500,000

> $290 BILLION LENDING OPPORTUNITY

Focus on Growing Fee Revenue

FEE INCOME A KEY FOCUS

While net interest income is the primary source of Hudson Valley’s revenue, we have been successful in diversifying revenue sources

Over the last 10 years we have grown fee income from 5% of total revenue to more than 14%

We see opportunity to gain more asset management and trust revenue

25% 23.3%

21.5%

Revenue 20%

Total 15% 14.4%

of

% 10%

5.1%

Income 5%

Fee

0%

2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012

HVB Peer Median

Fee Income excludes realized gains and losses on investment securities and other non recurring items as defined by SNL. Peers = Median of US based, publicly traded commercial banks with assets between $1 $5 billion as of Dec 31, 2012.

INVESTMENT HIGHLIGHTS

HVB Investment Highlights

EFFICIENT AND LOW COST OPERATOR

Longstanding record as an efficient operator

BALANCE SHEET STEWARD

Low deposit funding costs support a NIM that exceeds traditional commercial banks

Balance sheet is in transition:

Balancing desire to deploy excess liquidity with long term risk positioning objectives

Moving away from commercial real estate focus

Diversifying our lending focus to broader in market C&I opportunities

Underwriting and credit quality a key focus

Capital ratios in excess of “well capitalized” and prescribed minimums

FOCUS ON SHAREHOLDER RETURNS

Growing returns to shareholders supports the ability to pay a meaningful dividend

High insider ownership aligns management’s and board’s interests with shareholders’

Key Takeaways

HISTORIC DIFFERENTIATING QUALITIES REMAIN OUR STRENGTH

Low cost core deposit base = source of stable funding for future growth

Efficient mindset is in our DNA

“Private Bank” approach wins and retains customers

AN INCREASINGLY NIMBLE AND SOPHISTICATED BANK

Ahead of the curve in adopting best practices typically reserved for $10 $25 billion banks

Increased sophistication = heightened competitive edge

Developing diversified lending skills as a strategic and tactical focus

USING ENHANCED OPERATIONAL EFFECTIVENESS TO OUR ADVANTAGE

Quicker reaction to customers’ needs

Quicker reaction to regulatory and market changes

Quicker ability to diversify lending sources and maximize capital allocation

Results in: Quicker ability to grow shareholder returns

HVB Valuation Compared to Peers

Today * One Year Ago *

Price / Price /

Dividend Price / Tangible Dividend Price / Tangible

Yield Book Book Yield Book Book

HVB 1.6 1.01x 1.10x 4.0 1.25x 1.38x

SNL U.S. Bank $1B $5B Index 1.9% 1.37x 1.56x 1.9% 1.25x 1.44x

Median of $1B $5B NY NJ Banks 3.1% 1.20x 1.49x 3.4% 1.10x 1.38x

*	February 6, 2013 and February 6, 2012

THANK YOU

QUESTIONS

APPENDIX

FINANCIAL DETAIL AND NON GAAP RECONCILIATION

New York Metro Market Profile

BANK DEPOSITS & COMPETITIVE ENVIRONMENT

HVB competes against national, regional and local banks

There are 122 banks operating in this New York Metro Market (1)

The five county market is deposit rich more than three quarters of a trillion dollars (1)

If this market were a state, it would rank 3rd in deposit size behind California with $953.5 billion and well ahead of Texas with $599.0 billion

Summary of Deposits by State (1)

Rank State Deposits ($ in 000)

1	New York $ 1,065,665,215
2	California $ 953,488,261

HVB’s NY Metro Market $ 789,813,635

3	Texas $ 599,030,737
4	Florida $ 423,907,631
5	Illinois $ 393,026,185
(1)	FDIC Summary of Deposits as of June 30, 2012

New York Metro Market Profile

NICHE BUSINESSES

Just as this market is deposit rich, it is also rich with HVB’s targeted niche businesses

We have leading market share among Westchester attorneys and property managers

High growth potential in all other segments and counties, each with HVB market share currently <2%

HVB NICHE BUSINESS BY COUNTY (1)

Manhattan /

Segment Brooklyn Bronx Westchester Rockland Total

NY

Attorney 9,200 1,873 564 2,411 611 15,036

Not for Profit 7,673 8,636 3,368 3,450 1,435 24,638

Real Estate Investors 4,462 1,278 586 968 243 7,358

Property Managers 5,717 3,325 1,348 2,049 563 12,778

Municipalities 897 457 293 556 208 2,372

Sub Total 27,949 15,569 6,159 9,434 3,060 62,182

DATA DEMONSTRATES TREMENDOUS UNTAPPED ORGANIC GROWTH POTENTIAL IN HVB’S CORE NICHE MARKETS

1	Dunn & Bradstreet Market Data based on Primary & Secondary NAICS codes

New York Metro Market Profile

DEMOGRAPHICS

Along with being rich in deposits and HVB’s niche businesses, the market also has very favorable demographics

Consumer Demographics (1) Population Housing Units (2) Home ownership rate Persons per household, 2006 2010 Median household income 2006 2010 Median Income Per Capita Unemployment Rate (3) Business Demographics (4) Revenues: < $1 million Revenues: $1 million $5 million Revenue: > $5 million Revenue: Not reported

Total Business Entities

Manhattan / Brooklyn Bronx Westchester Rockland Total

NY

1,585,873 2,504,700 1,385,108 949,113 311,687 19,378,102

847,090 1,000,293 511,896 370,821 104,057 8,108,103

22.8% 30.3% 20.7% 62.7% 71.0% 55.2%

2.09 2.68 2.79 2.64 3.02 2.59

$64,971 $43,567 $34,264 $79,619 $82,534 $ 55,603

$59,149 $23,605 $17,575 $47,814 $34,304 $ 30,948

8.8% 11.0% 14.0% 7.5% 7.3% 8.9%

8.8% 9.5% 11.9% 7.0% 6.6% 8.2%

145,225 90,512 31,535 58,414 17,945 343,631

13,999 4,302 1,453 3,313 955 24,022

6,930 1,155 475 1,285 275 10,120

18,895 9,192 4,488 5,454 1,699 39,728

185,049 105,161 37,951 68,466 20,874 417,501

(1)	2010 US Census Quick Facts by State|County

(2) A housing unit is defined as a house, an apartment, a mobile home, a group of rooms, or a single room that is occupied

(3)	County unemployment rates as of December, 2012 Bureau of Labor Statistics (4) Hoovers|D&B

HVB’s Position in the Market

DEPOSIT SHARE

Except for Westchester and the Bronx, HVB’s market share in each county is less than 1%

HVB ranks 25 out of 122 institutions with $2.37 billion in deposits and 0.29% market share (1)

HVB is a small market share play in a very large market

HVB Deposits by County

HVB Deposits (1) HVB Market Total Market Deposits (1)

County HVB Branches ($ in 000) Share ($ in 000)

Westchester 18 $ 1,770,169 3.55% $ 49,881,254

Manhattan 5 $ 321,111 0.05% $ 682,797,129

Bronx 4 $ 194,924 1.84% $ 10,582,328

Rockland 2 $ 75,508 0.85% $ 8,906,783

Brooklyn 1 $ 11,883 0.03% $ 37,646,141

Total NY Metro 30 $ 2,373,595 0.30% $ 789,813,635

(1)	FDIC Summary of Deposits as of 6/30/12

Quarterly Loan Balances

Period Ending

Dollars in Millions 1Q 2011 2Q 2011 3Q 2011 4Q 2011 1Q 2012 2Q 2012 3Q 2012 4Q 2012

REAL ESTATE

C&D RESIDENTIAL 67 63 62 53 51 53 48 34

C&D NON RESIDENTIAL 102 85 83 57 56 43 43 41

OWNER OCCUPIED CRE 317 324 318 244 256 229 195 181

NON OWNER OCCUPIED CRE 505 521 500 447 449 405 389 369

MULTIFAMILY LOANS 249 365 507 228 225 213 209 196

1	4 FAMILY MORTGAGE 181 191 187 175 232 237 214 216

HOME EQUITY 118 116 118 113 111 109 109 110

COMMERCIAL & INDUSTRIAL 235 228 222 219 222 231 266 289

CONSUMER 28 27 28 27 27 19 20 19

LEASE FINANCING 15 13 13 12 15 14 14 14

OTHER 2 2 2 0 1 3 3 3

TOTAL (1) $1,819 $1,935 $2,040 $1,575 $1,645 $1,557 $1,510 $1,472

(1)	Total is gross of unearned income.

Strength in Diversified Commercial Lending

LOAN COMPOSITION Dec 31, 2012

MULTIFAMILY LOANS 13%

1	4 FAMILY MORTGAGE 15%

HOME EQUITY 7%

COMMERCIAL & INDUSTRIAL 20%

OWNER OCCUPIED CRE 12%

NON OWNER OCCUPIED CRE 26%

Loan Balances December 31

In Millions 2011 2012

REAL ESTATE

C&D RESIDENTIAL $53 $34

C&D NON RESIDENTIAL 57 41

OWNER OCCUPIED CRE 244 181

NON OWNER OCCUPIED CRE 447 369 78%

MULTIFAMILY LOANS 228 196

1	4 FAMILY MORTGAGE 175 216

HOME EQUITY 113 110

COMMERCIAL & INDUSTRIAL 219 289

CONSUMER 27 19

LEASE FINANCING 12 14

OTHER 0 3

TOTAL (1) $1,575 $1,472

Composition of Commercial Loans

BALANCE OUTSTANDING AT DEC 31, 2012 (IN MILLIONS)

OWNER

INVESTOR OCCUPIED TOTAL C&I +

SEGMENT C&I OWNED CRE CRE CRE

Attorney $14 $4 $5 $23

Municipalities 2 3 0 4

Not For Profit 112 8 72 192

General Business 100 122 82 304

Property Managers & Real Estate

Investors 75 232 23 330

TOTAL $303 $369 $182 $853

Table excludes Construction & Development loans.

Loan Portfolio Granularity

DECEMBER 31, 2012

% OF DOLLARS % OF LOANS

OUTSTANDING BY OUTSTANDING BY

LOAN AMOUNT TIER SIZE OF LOAN NUMBER OF LOANS

< $250,000 6.34% 63.21%

$250,000 to <$1 million 21.03% 21.51%

$1 million to < $5 million 52.99% 13.79%

$5 million and greater 19.64% 1.48%

Total 100.00% 100.00%

Table excludes Residential loans.

Portfolio Granularity Risk Ratings

% of “Pass” Rated Loans

Portfolio Risk Ratings at Dec 31, 2012

91% 90.1%

89.5% 89.7%

90% 89.2%

88.8%

89%

88%

87%

86% 85.1%

85% 84.3%

84%

83%

82%

81%

Q2’11 Q3’11 Q4’11 Q1’12 Q2’12 Q3’12 Q4’12

Total Special Sub

(in millions)* Pass Mention standard

Commercial Real Estate:

Owner occupied $182 72.8% 3.6% 23.6%

Non owner occupied 369 96.7% 1.2% 2.1%

Construction:

Commercial 41 72.0% 13.1% 14.9%

Residential 34 85.1% 2.6% 12.3%

Residential:

Multifamily 196 98.4% 0.0% 1.6%

1	4 family 89 65.5% 22.9% 11.6%

Home equity 1 0.0% 0.0% 100.0%

Commercial & Industrial 289 93.6% 1.2% 5.2%

Lease Financing & Other 31 96.2% 2.7% 1.1%

Total Loans $1,232 89.2% 3.4% 7.4%

*Total of non homogeneous loans individually classified as to credit risk as of the most recent analysis performed

Portfolio Granularity Delinquencies

% OF TOTAL LOANS % OF TOTAL ASSETS

12/31/2012 9/30/2012 6/30/2012 12/31/2012 9/30/2012 6/30/2012

31 89 days Past 0.96% 0.54% 0.60% 0.49% 0.28% 0.33%

Due incl. NAL

90+ days Past 1.74% 1.63% 1.43% 0.88% 0.84% 0.79%

Due incl. NAL

Total Past Due 2.70% 2.17% 2.03% 1.37% 1.12% 1.12%

incl. NAL

Total Nonaccrual 2.37% 2.81% 2.53% 1.20% 1.44% 1.40%

Loans (NAL)

Note: Balances exclude Loans Held For Sale

Quarterly Summary Financial Highlights

Earnings

Dollars in thousands, except per share amounts Q1 2011 Q2 2011 Q3 2011 Q4 2011 Q1 2012 (a) Q1 2012 Q2 2012 Q3 2012 Q4 2012

Net Interest Income $27,468 $29,614 $30,038 $30,739 $31,296 $31,296 $25,508 $24,115 $22,410

Non Interest Income $5,219 $3,831 $5,714 $4,136 $4,419 $20,354 $4,789 $4,353 $4,346

Non Interest Expense $20,450 $20,648 $20,090 $18,967 $20,876 $20,876 $21,034 $20,035 $20,593

Net Income (Loss) $4,824 $7,432 $8,508 ($22,901) $8,656 $18,013 $4,961 $3,134 $3,073

Net Interest Margin 4.39% 4.55% 4.47% 4.60% 4.75% 4.75% 3.93% 3.60% 3.28%

Diluted Earnings (Loss) Per Share $0.25 $0.38 $0.43 ($1.17) $0.44 $0.92 $0.25 $0.16 $0.16

Dividends Per Share $0.14 $0.14 $0.18 $0.18 $0.18 $0.18 $0.18 $0.18 $0.18

Return on Average Equity 6.62% 10.13% 11.33% 30.07% 12.20% 25.51% 6.72% 4.32% 4.18%

Return on Average Assets 0.71% 1.06% 1.18% 3.19% 1.21% 2.53% 0.71% 0.44% 0.43%

Efficiency Ratio 60.33% 58.81% 56.67% 52.79% 56.85% 56.85% 68.06% 69.33% 75.73%

Tangible Common Equity Ratio 10.1% 9.7% 9.6% 9.1% 9.6% 9.6% 9.6% 9.2% 9.3%

Average Assets $2,699,169 $2,791,988 $2,872,159 $2,867,304 $2,845,223 $2,845,223 $2,795,090 $2,874,634 $2,883,086

Average Net Loans $1,727,420 $1,840,076 $1,928,888 $2,028,587 $1,997,391 $1,997,391 $1,577,190 $1,505,942 $1,467,153

Average Deposits $2,270,147 $2,383,267 $2,468,359 $2,463,056 $2,466,159 $2,466,159 $2,408,726 $2,489,378 $2,514,818

Average Stockholders’ Equity $291,426 $293,390 $300,338 $304,624 $282,459 $282,459 $295,378 $290,189 $293,886

(a)	Excludes income from loan sales.

Non GAAP Reconciliation

Excluding

Loan Sale

in thousands except share and per

share numbers 2006 2007 2008 2009 2010 2011 2012(a) 2012(a,b)

Net Income as reported $ 34,059 $ 34,483 $ 30,877 $ 19,012 $ 5,113 $ (2,137) $ 29,181 $ 19,824

Exclude:

Income Tax (1) 18,034 18,259 15,646 7,310 (1,406) (5,413) 16,945 10,367

Provision for Loan Loss (2) 2,130 1,470 11,025 24,306 46,527 64,154 8,507 8,507

Pre tax, Pre provision Earnings $ 54,223 $ 54,212 $ 57,548 $ 50,628 $ 50,234 $ 56,604 $ 54,633 $ 38,698

Weighted Average Diluted shares 14,881,560 14,906,752 14,973,866 15,307,674 19,455,971 19,462,055 19,626,959 19,626,959

Diluted Earnings per Share as

reported Effects of (1) and (2)

above $ 2.29 $ 2.31 $ 2.06 $ 1.24 $ 0.26 $ (0.11) $ 1.49 $ 1.01

1.35 1.33 1.78 2.07 2.32 3.02 1.29 0.96

Pre Tax, Pre Provision Diluted

Earnings per Share $ 3.64 $ 3.64 $ 3.84 $ 3.31 $ 2.58 $ 2.91 $ 2.78 $ 1.97

Tangible Equity Ratio:

Total Stockholders’ Equity:

As reported $ 185,566 $ 203,687 $ 207,500 $ 293,678 $ 289,917 $ 277,562 $290,971 $ 290,971

Less: Goodwill and other

intangible assets 16,349 20,296 25,040 27,118 26,296 25,493 24,745 24,745

Tangible stockholders’ equity $ 169,217 $ 183,391 $ 182,460 $ 266,560 $ 263,621 $ 252,069 $ 266,226 $ 266,226

Total Assets:

As reported $ 2,291,734 $ 2,330,748 $ 2,540,890 $ 2,665,556 $ 2,669,033 $ 2,797,670 $2,891,246 $ 2,891,246

Less: Goodwill and other

intangible assets 16,349 20,296 25,040 27,118 26,296 25,493 24,745 24,745

Tangible assets $ 2,275,385 $ 2,310,452 $ 2,515,850 $ 2,638,438 $ 2,642,737 $ 2,772,177 $ 2,866,501 $ 2,866,501

Tangible equity ratio 7.4% 7.9% 7.3% 10.1% 10.0% 9.1% 9.3% 9.3%

(a)	Year Ended Dec 31,2012

(b) The loan sale in the first quarter of 2012 resulted in a gross gain of $15,935. Related income taxes totaled $6,564.

Investment Philosophy and Focus

INVESTMENT PHILOSOPHY:

For equity, buy the most assets and cash flow for the fewest dollars in the key beneficiaries of secular growth trends

For fixed income, preservation of principal is primary consideration with income secondary

PORTFOLIO FOCUS:

Preservation of principal

Capital appreciation

Protection of purchasing power

Firm Overview

OUR PRIMARY OBJECTIVE IS TO INCREASE THE PURCHASING POWER OF OUR CLIENTS’ PORTFOLIOS

Long only absolute return managers using a distinct Graham & Dodd stock selection approach with a macro view that seeks to identify global capital flows

Independent investment management firm established in 1971, acquired by Hudson Valley Bank in 2004

$1.3 billion in assets under administration*

Team of 21 professionals including investment and client service teams

Client Asset Mix

Institutional 44%

High Net Worth 56%

*Includes assets under management & advisement

ASSETS UNDER MANAGEMENT

(12/31/2012)

$1.3 Billion

Fixed 19%

Cash 8%

Equity 73%

Asset Growth

$1,800

18

$1,600 1,590

$1,400 262

1,398 1,369 189

$1,200 1,289

$1,000 1,123

millions) 1,043 1,031

(in $800

809

$600

Assets 596

$400

$200

$0

2004 2005 2006 2007 2008 2009 2010 2011 2012

Assets Under Management Assets Under Advisement

MULTICAP & BALANCED PERFORMANCE

DECEMBER 31, 2012

YEAR 12/31/1999 INCEPTION

TO DATE TO DATE TO DATE

Multicap 2.93 116.69 619.31 (1/21/93)

Balanced 2.39 110.39 455.93 (12/31/92)

Equity 2.35 82.47 491.85

Fixed Income 4.92 109.48 244.43

S & P 500 w/div 15.95 23.34 382.51

Russell 3000 w/div 16.42 34.74 393.39

Barclays US Treas Intermediate 1.53 91.97 184.67

Merrill Lynch Corp Bds 1 10 Yrs 9.45 131.67 263.86

Performance data is net of management fees and net of transaction costs.

*	These performance figures are supplemental information to the GIPS Compliant presentation.

Strategy for Growth

EXPAND DISTRIBUTION

HVB

Trust

New York Metro Market

Third Party Programs

Family Offices and Ultra High Net Worth

Foundations and Endowments

STRATEGIC AND HIGHLY SELECTIVE ACQUISITIONS

People

Firms

THANK YOU FOR YOUR INTEREST IN HUDSON VALLEY HOLDING CORP.

March 2013 Ticker: HVB www.hudsonvalleybank.com